Summary of Significant Accounting Policies (Reconciliation of Cash, Cash Equivalents and Restricted Cash) (Details) - USD ($) $ in Thousands	Mar. 31, 2019	Dec. 31, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Accounting Policies [Abstract]
Cash and cash equivalents	$ 73,727	$ 68,360	$ 76,734	$ 74,803	$ 50,446	$ 31,262
Restricted cash	11,614	11,167	12,885	10,944	6,463	1,927
Cash, cash equivalents and restricted cash	$ 85,341	$ 79,527	$ 89,619	$ 85,747	$ 56,909	$ 33,189